UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 2, 2016

Hilton Worldwide Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36243	27-4384691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7930 Jones Branch Drive, Suite 1100, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 883-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In connection with presentations by Hilton Worldwide Holdings Inc. (the “Company”) to lenders in connection with the proposed amendment and extension of its existing $4,225 million senior secured term loan facility (the “Term Loan Facility”), the Company prepared presentation materials, an extract of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Current Report”) and is incorporated herein by reference. The Company is targeting to amend $3,225 million of the Term Loan Facility to extend the maturity to October 2023 and also plans over the next several weeks to raise $750 million of unsecured debt, the proceeds of which are expected to repay a portion of Park Hotels & Resorts Inc.’s (“Park”) existing debt and to pay transaction fees and expenses related to the Company’s previously announced spin-offs of Park and Hilton Grand Vacations Inc. As of June 30, 2016, pro forma for the spin-offs and before raising any additional unsecured debt, the Company would have had total debt of $6,018 million (including $4,518 million of secured debt and capital leases) and total cash and cash equivalents of $717 million (including $108 million of restricted cash and cash equivalents).

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically incorporated by reference into any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

The information in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of the Company.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this Current Report (including the exhibit attached hereto) contains forward-looking statements within the meaning of the federal securities laws and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to a number of risks and uncertainties. A discussion of factors that may affect future results is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as such factors may be updated from time to time in the Company’s periodic filings with the Securities and Exchange Commission. The Company disclaims any obligation to update forward-looking statements, except as may be required by law.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Extract from Lender Presentation, dated August 2, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILTON WORLDWIDE HOLDINGS INC.

By:	/s/ Kevin J. Jacobs
Name:	Kevin J. Jacobs
Title:	Executive Vice President and Chief Financial Officer

Date: August 2, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Extract from Lender Presentation, dated August 2, 2016.